UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2023 (May 10, 2023)

RANGE RESOURCES CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12209	34-1312571
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Throckmorton Street, Suite 1200 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (817) 870-2601

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	RRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held by telephone on Wednesday, May 10, 2023 at 8:00 a.m. Central Time. As of March 17, 2023, the record date for the Annual Meeting, there were 241,681,124 shares of common stock outstanding. A quorum of 211,512,369 shares of common stock was present or represented at the meeting.

The matters submitted to a vote of security holders at the Annual Meeting were as follows:

1.
Stockholders elected each of the Company's seven nominees for director to serve a term of one year to expire at the 2024 Annual Meeting or until their successors are duly elected and qualified, as set forth below:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Brenda A. Cline	180,265,979	5,540,744	89,367	25,616,279
Margaret K. Dorman	185,191,580	614,449	90,061	25,616,279
James M. Funk	176,168,792	9,616,142	111,156	25,616,279
Steve D. Gray	184,535,031	1,251,953	109,106	25,616,279
Greg G. Maxwell	181,542,168	4,247,329	106,593	25,616,279
Reginal W. Spiller	181,268,367	4,521,434	106,289	25,616,279
Dennis L. Degner	185,619,915	167,459	108,716	25,616,279

2.
Stockholders approved, on an advisory basis, the compensation philosophy, policies and procedures of the Named Executive Officers ("say on pay"), as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,116,924	3,458,296	320,870	25,616,279

3.
Stockholders approved, on an advisory basis, to have an annual frequency of say on pay voting presented to stockholders, as set forth below:

1 Year	2 Years	3 Years	Abstentions
177,057,518	126,204	7,484,824	1,227,544

4.
Stockholders ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm, as set forth below:

Votes For	Votes Against	Abstentions
207,785,090	3,621,485	105,794

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION

By:	/s/ Mark S. Scucchi
Mark S. Scucchi
Executive Vice President & Chief Financial Officer

Date: May 10, 2023